SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ x ] Preliminary Proxy Statement

[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))

[    ] Definitive Proxy Statement

[    ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Diatect International Corp.

(Name of registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required

[    ]  Fee computed on table below per Exchange Act Rule 14a-6(I)(4) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

[    ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

Diatect International Corp.

875 SOUTH INDUSTRIAL PARKWAY

Heber, Utah 84032

435-654-4370

SPECIAL MEETING OF STOCKHOLDERS

September 28, 2004

PROXY STATEMENT AND NOTICE

SOLICITATION OF PROXIES

The enclosed proxy is being solicited by the Board of Directors of Diatect International Corp., a California corporation (“Diatect”, the “Company” or the “California Corporation”), for use at the Special Meeting of the Stockholders of Diatect (the “Special Meeting”) to be held at 10:00 a.m., on September 28, 2004, at 875 South Industrial Parkway, Heber, Utah, and at any adjournment thereof.  This Proxy Statement serves as notice of the Special Meeting, a description of the proposals to be addressed at the Special Meeting, and a source of information on the Company and its management.

Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares or by attendance at the Special Meeting and voting in person by the person who executed the prior proxy.

The solicitation will be primarily by mail but may also include telephone, telegraph or oral communication by officers or regular employees.  Officers and employees will receive no additional compensation in connection with the solicitation of proxies.  All costs of soliciting proxies will be borne by the Company

The approximate mailing date of the proxy statement and proxy to stockholders is August 26,  2004.

All proxies will be voted as specified.  In the absence of specific instructions, proxies will be voted FOR:

(1)

approval of a plan of merger for the sole purpose of effectuating  a change of domicile from California to Nevada.

(2)

approval of all other matters by the persons named in the proxies in accordance with their judgment.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PROXY.  STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

OUTSTANDING SHARES AND VOTING RIGHTS

Record Date.  Stockholders of record at the close of business on August 23, 2004, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

Shares Outstanding.  As of  August 31, 2004, a total of 75,301,388 shares of the Company’s Common Stock (the “Common Stock”) were outstanding and entitled to vote.

Voting Rights and Procedures.  Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders.

The Company’s Bylaws and California law require the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote to constitute a quorum to convene the Special Meeting.  Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND

THE ANNUAL MEETING

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:

The Board of Directors of the Company is providing these proxy materials for you in connection with the Company’s Special Meeting of Stockholders, which will take place on September 28, 2004. As a stockholder, you are invited to attend the Special Meeting and are entitled to and requested to vote on the proposal described in this proxy statement.

Q:	WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A:	The information included in this proxy statement relates to the proposal to be voted on at the Special Meeting and the voting process.

Q:	WHAT WILL BE VOTED ON AT THE MEETING?

A:	There is one matter scheduled to be voted on at the Special Meeting:

•	The change of the company’s domicile from California to Nevada by merging into a wholly owned Nevada subsidiary of the Company created specifically for the change of domicile.

Q:	WHAT IS THE COMPANY’S VOTING RECOMMENDATION?

A:	Our Board of Directors recommend that you vote your shares “FOR” the matter listed above.

Q:	WHAT SHARES CAN I VOTE?

A:

All shares owned by you as of the close of business on August 23, 2004, the RECORD DATE, may be voted by you. These shares include (1) shares held directly in your name as the STOCKHOLDER OF RECORD, and (2) shares held for you as the BENEFICIAL OWNER through a stockbroker or bank.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:

Most of the Company’s stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., you are considered, with respect to those shares, the STOCKHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the STOCKHOLDER OF RECORD, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed a proxy for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held in STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the STOCKHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the STOCKHOLDER OF RECORD, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A:	Shares held directly in your name as the STOCKHOLDER OF RECORD may be voted in person at the Special Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING. SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

BY MAIL—You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “HOW ARE VOTES COUNTED?”

Q:	CAN I CHANGE MY VOTE?

A:

You may change your proxy instructions at any time prior to the vote at the Special Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by delivery of a written revocation to Interwest Transfer Co. , Inc., 1981 East 4800 south, Suite 100, salt Lake City, Utah 84117 or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	WHAT IS THE QUORUM REQUIREMENT FOR THE SPECIAL MEETING?

A:

The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A:	Approval of the change of domicile require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock, in person or by proxy.

If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in “WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?” above.

In tabulating the voting results for the election of directors, shares that constitute BROKER NON-VOTES will have no effect on the outcome of the election.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of fiscal year 2004.

Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A:

Other than the proposal described in this proxy statement, we do not expect any matters to be presented for a vote at the Special Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting..

Q:	WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A:

Each share of our Common Stock outstanding as of the close of business on August 23, 2004, the RECORD DATE, is entitled to vote on all items being voted upon at the annual meeting. On the RECORD DATE, we had approximately 75,301,388 shares of Common Stock issued and outstanding.

Q:	IS MY VOTE CONFIDENTIAL?

A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to the Company’s management.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A:

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

APPROVAL OF PLAN OF MERGER TO EFFECT

A CHANGE OF DOMICILE AND CAPITALIZATION

(PROPOSAL NO. 1)

At the Special Meeting, stockholders will be asked to approve a plan of merger to effect a change of domicile from the state of California to the state of Nevada.  A copy of the proposed plan of merger is attached to this proxy statement as Appendix A and incorporated herein by reference.  Management of the Company believes the change of domicile will benefit the shareholders in that Nevada corporate law allows the board of directors greater versatility in performing business operations of the Company, Nevada's corporate laws and tax structure favor companies organized within the State, and Nevada has no corporate income or franchise tax, at this time.

If the reorganization is approved, the Company will merge with a wholly subsidiary organized in the State of Nevada. If approved by the shareholders of the Company’s common stock, it is anticipated that the merger will become effective immediately upon the later of the filing of articles of merger with the Secretary of State of California in accordance with Section 1110 of the CCC and the filing of articles of merger with the Secretary of State of Nevada in accordance with Section 78.770 of the Nevada Revised Statutes. However, the agreement and plan of merger may be terminated and abandoned by action of the respective Boards of Directors.

Upon filing, the California Corporation will cease to exist, the Nevada Corporation will be the surviving corporation in the merger, and the current shareholders of the California Corporation will then own an equivalent number of shares of common stock in the Nevada Corporation.

The California Corporation presently has 100,000,000 common shares with No Par Value authorized of which 75,301,388 were outstanding as of August 23, 2004.  The Nevada Company is being organized with 100,000,000 shares of common stock, $0.001 par value, authorized.  The change in par value is significant only in that filing fees in Nevada are based on par value.  If no par value shares exist, Nevada imputes a $1.00 per share par value.  The $0.001 par value was chosen to minimize filing fees.  Upon approval of the reorganization, the Company will merge with and into the Nevada Company, and the Nevada Company will be the surviving company.  The California corporation will cease to exist upon filing of Articles of Merger. Shareholders of the Company will receive new certificates representing their interest in the Nevada Company in replacement for their shares of Diatect, on a share for share basis. The reorganization will not alter the percentages of ownership of individual shareholders in the Company,

Tax Aspects

It is management’s belief that pursuant to the Internal Revenue Code Section 368 (a)(1)(F), this change of domicile from California to Nevada will qualify as a tax free exchange as a mere change in identity, form or place of incorporation of one corporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;

The tax basis of the shares of stock of the surviving company received by the Company’s Shareholders will be the same as the tax basis of the Company’s stock exchanged therefor;

The holding period of the surviving company stock received by the Company’s Shareholders in the merger will include the period during which the Company’s stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

No Opinion of Counsel and Advice to Seek Own Tax Adviser

Neither the Company nor the nominees for Director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's Shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction

Vote and Recommendation

Approval of the plan of merger to effect a change in domicile and capitalization will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock.  Abstentions as to this Proposal 1 will be treated as votes against Proposal 1.  Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 1 and will not be counted as votes for or against Proposal 1.  Properly executed, unrevoked Proxies will be voted FOR Proposal 1 unless a vote against Proposal 1 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote “For” the Change of Domicile and Capitalization.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The table on the following page sets forth as of August 23, 2004, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock.  Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Title of Class	Name and Position of Officer and Director	Amount and Nature of Beneficial Ownership	Percent of Class

Common	Jay W. Downs, Director/President,	2,622,882	3.4831%
	610 River Road Midway, Utah 84049

Common	John L. Runft, Director 1020 W. Main, Suite 400 Boise, Idaho 83702	2,723,128	3.6163%

Common	David Andrus, Director, Vice-president 1248 S. Pangea Circle Heber, Utah 84032	2,723,128	3.6163%

Common	M. Stewart Hyndman, Director 18520 11th N. Ext. Nampa, Idaho 83687	333,800	0.4434%

Common	Michael P. McQuade, Director 30 Courthouse Road Richmond, Virginia 23237	1,165,514	1.5477%

Common	Frank Priestley, Director 3473 South 3200 East Franklin, Idaho 83237	20,000	0.0266%

Common	Javvis Jacobson, Director 517 East Mutton Hollow Rd. Kaysville, UT 84037	7,000	0.0093%

Common	Margie Humphries, Secretary 620 West 1250 South Heber, Utah 84032	139,000	0.1846%

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Special Meeting.  However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated:

August___, 2004

Appendix A

PLAN OF MERGER

THIS PLAN OF MERGER, dated August ____, 2004, is made and entered into by and between _______________, a Nevada corporation  ("NevadaCo”), and Diatect International Corp., a California corporation ("Diatect").   NevadaCo is sometimes hereinafter referred to as the "Surviving Corporation," and Diatect is sometimes hereinafter referred to as the "Constituent Corporation."

WITNESSETH

WHEREAS, Diatect is a corporation duly organized and existing under the laws of the state of California, having an authorized capital of 100,000,000 shares of common stock, no par value  (the "Common Stock of Diatect"), of which 48,558,936 shares are issued and outstanding as of the date hereof; and

WHEREAS, NevadaCo is a corporation duly organized and existing under the laws of the state of Nevada, having an authorized capital of 100,000,000 shares of common stock, $.001 par value  (the "Common Stock of NevadaCo”), of which 1,000 shares are issued and outstanding as of the date hereof; and

WHEREAS, the respective boards of directors of Diatect and NevadaCo have each duly approved this Plan of Merger (the "Plan") providing for the merger of Diatect with and into NevadaCo with NevadaCo as the surviving corporation as authorized by the statutes of the states of Nevada and California; and

WHEREAS, Diatect owns all the issued and outstanding voting securities of NevadaCo;

NOW, THEREFORE, based on the foregoing premises and in consideration of the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger and the manner and basis of causing the shares of Common Stock of Diatect to be converted into shares of Common Stock of NevadaCo and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the approval and adoption of this Plan by the requisite vote of the stockholders of the Constituent Corporation, and subject to the conditions hereinafter set forth, as follows:

ARTICLE I

MERGER AND NAME OF SURVIVING CORPORATION

On the effective date of the merger, Diatect shall cease to exist separately and NevadaCo shall be merged with and into NevadaCo, which is hereby designated as the "Surviving Corporation," the name of which on and after the effective date of the merger shall be "Diatect International Corp.” or such other name as may be available and to which the parties may agree.

ARTICLE II

TERMS AND CONDITIONS OF MERGER

The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:

(a)

On the effective date of the merger:

(i)

Diatect shall be merged into NevadaCo to form a single corporation and NevadaCo shall be, and is designated herein as, the Surviving Corporation;

(ii)

The separate existence of Diatect shall cease;

(iii)

The Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the laws of Nevada; and

(iv)

The surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of the Constituent Corporation; and all property, real, personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other causes of action, and all and every other interest, of or belonging to or due to the Constituent Corporation, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in the Constituent Corporation shall not revert or be in any way impaired by reason of the merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Constituent Corporation; any claim existing or action or proceeding pending by or against the Constituent Corporation may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of the Constituent Corporation; and neither the rights of creditors nor any liens on the property of the Constituent Corporation shall be impaired by the merger.

(b)

On the effective date of the merger, the board of directors of the Surviving Corporation and the members thereof, shall be and consist of the members of the board of directors of Diatect immediately prior to the merger, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

(c)

On the effective date of the merger, the officers of the Surviving Corporation shall be and consist of the officers of Diatect immediately prior to the merger, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

(d)

On the effective date of the merger, the bylaws of the Surviving Corporation shall be and consist of the bylaws of Diatect immediately prior to the merger.

If on the effective date of the merger, a vacancy shall exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation and the laws of the state of Nevada.

ARTICLE III

MANNER AND BASIS OF CONVERTING SHARES

The manner and basis of converting the shares of Common Stock of Diatect into shares of the Common Stock of NevadaCo, and the mode of carrying the merger into effect are as follows:

(a)

Each one share of Common Stock of Diatect outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of Common Stock of the Surviving Corporation, so that the 75,301,388 outstanding shares of Diatect are converted into an aggregate of 75,301,388 shares of NevadaCo, which shall be, on conversion, validly issued and outstanding, fully paid, and nonassessable, and shall not be liable to any further call, nor shall the holder thereof be liable for any further payment with respect thereto.  Until so surrendered, each such outstanding certificate of Diatect which, prior to the effective date of the merger, represented shares of the Common Stock of Diatect shall for all purposes evidence the ownership of the shares of Common Stock of NevadaCo into which such shares shall have been converted.

(c)

All shares of Common Stock of NevadaCo into which shares of the Common Stock of Diatect shall have been converted pursuant to this Article III shall be issued in full satisfaction of all rights pertaining to the shares of Common Stock of Diatect.

(d)

If any certificate for shares of Common Stock of NevadaCo is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to NevadaCo or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock of NevadaCo in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of NevadaCoand or any agent designated by it that such tax has been paid or is not payable.

ARTICLE IV

ARTICLES OF INCORPORATION AND BYLAWS

1.

The articles of incorporation of NevadaCo shall, on the merger becoming effective, be and constitute the articles of incorporation of the Surviving Corporation unless and until amended in the manner provided by law.

2.

The bylaws of Diatect shall, on the merger becoming effective, be and constitute the bylaws of the Surviving Corporation until amended in the manner provided by law.

ARTICLE V

OTHER PROVISIONS WITH RESPECT TO MERGER

This Plan shall be submitted to a vote of shareholders of Diatect and NevadaCo as provided by the laws of the states of California and Nevada. After the approval or adoption thereof by the shareholders of Diatect and NevadaCo in accordance with the requirements of the laws of the states of California and Nevada, all required documents shall be executed, filed, and recorded in accordance with all requirements of the states of California and Nevada.

ARTICLE VI

APPROVAL AND EFFECTIVE DATE OF THE MERGER; MISCELLANEOUS MATTERS

1.

In order to aid the parties in establishing a date certain for effectiveness of the merger for accounting and other purposes, the merger shall be deemed to have become effective as of September 30, 2004, subject to performance of the following:

(a)

This Plan shall be authorized, adopted, and approved on behalf of the Constituent Corporation and the Surviving Corporation in accordance with the laws of the states of California and Nevada; and

(b)

Articles or Certificate of Merger (with this Plan attached as part thereof), setting forth the information required by, and executed and certified in accordance with, the laws of the states of California and Nevada, shall be filed in the office of the secretary of state of the states of California and Nevada and each secretary of state shall have issued a certificate of merger or other evidence, as provided by the applicable law, reflecting such filing.

2.

If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of Diatect acquired or to be acquired by, or as a result of, the merger, the officers and directors of Diatect or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Plan.

3.

For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument.

4.

This Plan shall be governed by and construed in accordance with the laws of the state of Nevada.

5.

This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

IN WITNESS WHEREOF, the Constituent Corporation has caused this Plan of Merger to be executed, all as of the date first above written.

Diatect International Corp.

Diatect International  Corporation

A California corporation

a Nevada corporation

By:________________________________________

By: _______________________________________

    Its President

Its President

By:________________________________________

By:________________________________________

      Its Secretary

Its Secretary

[Proxy Form Appendix]

Diatect International Corp.

875 SOUTH INDUSTRIAL PARKWAY

Heber, Utah 84032

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jay Downs and David Andrus as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Diatect International Corp. (the "Company") held of record by the undersigned on August 23 2004, at the Special Meeting of Stockholders to be held on  September 28, 2004, and at any adjournment or postponement thereof.

Proposal No. 1

Approve the plan of merger to effect a change of domicile from California to Nevada

[ ] For	[ ] Against	[ ] Abstain

Proposal No. 2

Approval of all other matters by the persons named in the proxies in accordance with their

Judgment

[ ] For	[ ] Against	[ ] Abstain

Note

The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this proxy will be voted for Proposal No.’s 1 and 2.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Dated:________________________________, 2004

__________________________________________

__________________________________________

Please sign it exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card.  If your address is incorrectly shown, please print changes.

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